QUARTERLY FINANCIAL INFORMATION (UNAUDITED)	12 Months Ended
Dec. 25, 2021
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

N.QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

The following table sets forth selected financial information for all of the quarters, consisting of 13 weeks during the years ended December 25, 2021 and December 26, 2020, respectively, (in thousands, except per share data):

	First		Second		Third		Fourth
	2021	2020	2021	2020	2021	2020	2021	2020
Net sales	$1,825,004	$1,032,062	$2,700,541	$1,242,001	$2,093,784	$1,486,227	$2,016,805	$1,393,708
Gross profit	286,554	167,236	421,294	204,931	327,555	241,074	371,564	187,055
Net earnings	104,251	40,570	175,360	69,694	125,747	78,861	147,006	64,757
Net earnings attributable to controlling interest	103,311	40,159	173,382	66,463	121,041	77,204	137,906	62,952
Basic earnings per share	1.67	0.65	2.79	1.08	1.94	1.25	2.21	1.02
Diluted earnings per share	1.67	0.65	2.78	1.08	1.94	1.25	2.21	1.02